Exhibit 10.1

SETTLEMENT AGREEMENT AND RELEASES

This Settlement Agreement and Releases (“Settlement Agreement”) is made this 12th day of March, 2021 between Midwest Bank (“Midwest”), Dan Thompson II, LLC (“DTII”), Evo Transportation & Energy Services, Inc. (“EVO”), Antara Capital LP, Antara Capital Master Fund LP, Antara Capital GP, LLC, Antara Capital Fund GP LLC, CEOF Holdings, LP and Himanshu Gulati (collectively, “Antara Group”), and Danny R. Cuzick, individually and as Holders’ Representative on behalf of Damon R. Cuzick, Theril H. Lund, and Thomas J. Kiley (collectively, “the Individual Defendants”), each a “Party” and collectively, the “Parties.”

RECITALS

A.On or about July 20, 2018, DTII loaned Three Million Dollars to EVO.  The loan was evidenced by a Secured Convertible Promissory Note in the principal amount of $3,000,000 dated July 20, 2018 (the “Thompson Note”).  At or about the same time, EVO entered into a series of related agreements including: Secured Convertible Promissory Note Purchase Agreement (“Purchase Agreement”), Security Agreement (“EVO-DTII Security Agreement”) and Common Stock Purchase Warrant (“DTII Warrant,” and collectively with the Thompson Note, the Purchase Agreement and the EVO-DTII Security Agreement, the “EVO Contracts”).

B.On or about July 20, 2018, DTII obtained a loan from Midwest in the amount of $3,000,000.  The loan was evidenced by a Promissory Note dated July 20, 2018 signed by Daniel F. Thompson and Kristi U. Thompson on behalf of DTII (the “Midwest-DTII Note”).  On the same date, DTII executed an Assignment of Interests/Rights to Payments to collaterally assign to Midwest all of DTII’s rights, title and interest in, to and under the EVO Contracts (“DTII Assignment”).  Neither Midwest nor DTII is in possession of original executed versions of the EVO Contracts.

C.Unless sooner paid, converted or otherwise extended, the Maturity Date on the Thompson Note was July 31, 2020.

D.EVO did not make scheduled payments under the Thompson Note, and DTII sent notice of default to EVO alleging a default by EVO under the Thompson Note.  EVO denies that there is any default under the Thompson Note.

E.DTII defaulted on its repayment obligations to Midwest under the Midwest-DTII Note.  Midwest, exercising its rights under the Midwest-DTII Note and DTII Assignment, sent notice of default to EVO alleging a default by EVO under the Thompson Note.  Midwest has completed a foreclosure of its lien on the EVO Contracts, other than the DTII Warrant, consensually pursuant to Section 336.9-620 et. seq of the Minnesota Uniform Commercial Code.  As a consequence, Midwest is now the legal and beneficial owner of the EVO Contracts except the DTII Warrant.

F.On or about November 5, 2020, Midwest sent a draft complaint to EVO, through its counsel (the “Complaint”).  The Complaint named as defendants EVO, the Antara Group and the Individual Defendants, and asserted claims based on breach of contract, breach of the implied covenant of good faith and fair dealing, tortious interference with contract and unjust enrichment.  The defendants named in the Complaint deny the allegations contained therein.

G.Midwest, DTII, EVO, the Antara Group, and the Individual Defendants, have agreed to settle all claims arising out of the EVO Contracts (except the DTII Warrant) and any other rights, claims or demands of Midwest arising out of the DTII Assignment.  To that end, the Parties have agreed that EVO will purchase and Midwest will sell to EVO (i) the DTII Assignment, and (ii) the executed versions of the EVO Contracts, except the DTII Warrant, on the terms set forth below.

AGREEMENT

1.

Purchase of DTII Assignment and EVO Contracts: Cash Payment.  In connection with EVO’s purchase of the DTII Assignment and the EVO Contracts (other than the DTII Warrant), EVO will pay to Midwest, at Closing (see below), the sum of Five Hundred Thousand Dollars ($500,000).  This payment will be made by wire transfer pursuant to instructions to be provided by Midwest.  Midwest represents and warrants that it has good and valid title to and beneficial ownership of the DTII Assignment and the EVO Contracts (other than the DTII Warrant) and agrees that it will deliver (i) the wet ink original executed version of the DTII Assignment and executed versions of the EVO Contracts (other than the DTII Warrant) that are in its possession and (ii) a file containing the foreclosure documents and notices, including a signed “transfer statement” in the form prescribed by Section 336.9-619 of the Minnesota Uniform Commercial Code to EVO at least three business days prior to Closing.  The assignment of the DTII Assignment and the EVO Contracts to EVO will be evidenced by assignment documentation in the form of Exhibit A.

2.

Warrants.  As additional consideration for the sale to EVO of the DTII Assignment and the EVO Contracts, and delivery to EVO of the DTII Assignment and the EVO Contracts, EVO will issue to Midwest, at Closing, a warrant to purchase 1,250,000 shares of common stock of EVO during the period specified in the warrant (which shall be ten years from the date of execution of this Settlement Agreement) at an exercise price of $.01 per share.  The form of warrant to be issued to Midwest is attached hereto as Exhibit B.

3.

Warrant Exchange.  In consideration of the release by DTII below, EVO agrees to exchange the DTII Warrant for a warrant to purchase 250,000 shares of common stock of EVO at an exercise price of $0.01 per share and a warrant to purchase 950,000 shares of common stock of EVO at an exercise price of $2.50 per share.  The exchange of the DTII Warrant will be evidenced by a warrant exchange agreement and warrant agreements in the forms attached hereto as Exhibit C.

4.

Closing.  Closing shall occur electronically by and between the respective legal counsels for the Parties on or before March 17, 2021 and conditioned on the prior delivery to EVO of the wet ink original executed versions of the DTII Assignment and the “transfer statement” described in paragraph 1 and the executed versions of the EVO Contracts (other than the DTII Warrant), all of which EVO will hold in escrow pending closing.

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5.	Releases.
(a)

Release by Midwest. In consideration for, and effective as of, the Payment described in paragraph 1, the issuance of the warrants described in paragraph 2, and the warrant exchange described in paragraph 3, and other good and valuable consideration, Midwest hereby releases and forever discharges EVO, the Antara Group and the Individual Defendants and their respective officers, directors, members, shareholders, agents, representatives, affiliates, predecessors, successors and assigns, of and from any and all claims, demands, damages, losses, costs and expenses of every kind or nature, in law or in equity, accrued or unaccrued, arising out of or related to the DTII Assignment, the EVO Contracts, and all facts, events and occurrences described in the Complaint.

(b)Release by DTII. In consideration for, and effective as of, the payment of cash to Midwest and provision of other consideration to Midwest as set forth above, which DTII acknowledges is a benefit to it, the completion of the warrant exchange described in paragraph 3, and for other good and valuable consideration, DTII hereby releases and forever discharges Midwest, EVO, the Antara Group and the Individual Defendants and their respective officers, directors, members, shareholders, agents, representatives, affiliates, predecessors, successors and assigns, of and from any and all claims, demands, damages, losses, costs and expenses of every kind or nature, in law or in equity, accrued or unaccrued, arising out of or related to the DTII Assignment, the EVO Contracts, and all facts, events and occurrences described in the Complaint.  DTII is not, by signing this Settlement Agreement, surrendering the DTII Warrant or releasing or waiving any rights pursuant to the terms of the DTII Warrant.

(c)Release by EVO. In consideration for the Releases in paragraphs 5(a) and (b), and other good and valuable consideration, effective as of the Payment described in paragraph 1, the issuance of the warrants described in paragraph 2, and completion of the warrant exchange described in paragraph 3, EVO hereby releases and forever discharges Midwest and DTII and their respective officers, directors, members, shareholders, agents, representatives, affiliates, predecessors, successors and assigns, of and from any and all claims, demands, damages, losses, costs and expenses of every kind or nature, in law or in equity, accrued or unaccrued, arising out of or related to the DTII Assignment, the EVO Contracts, and all facts, events and occurrences described in the Complaint; provided that EVO is not releasing or waiving any rights under paragraph 6 of this Agreement.  EVO is not, by signing this Settlement Agreement, releasing or waiving any rights pursuant to the terms of the DTII Warrant.

(d)Release by the Antara Group. In consideration for the Releases in paragraphs 5(a) and (b), and other good and valuable consideration, effective as of the Payment described in paragraph 1, the issuance of the warrants described in paragraph 2, and completion of the warrant exchange described in paragraph 3, the Antara Group hereby releases and forever discharges Midwest and DTII and

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their respective officers, directors, members, shareholders, agents, representatives, affiliates, predecessors, successors and assigns, of and from any and all claims, demands, damages, losses, costs and expenses of every kind or nature, in law or in equity, accrued or unaccrued, arising out of or related to the DTII Assignment, the EVO Contracts, and all facts, events and occurrences described in the Complaint.  The Antara Group is not, by signing this Settlement Agreement, releasing or waiving any rights it may have with respect to the DTII Warrant.

(e)Release by the Individual Defendants. In consideration for the Releases in paragraphs 5(a) and (b), and other good and valuable consideration, effective as of the Payment described in paragraph 1, the issuance of the warrants described in paragraph 2, and completion of the warrant exchange described in paragraph 3, the Individual Defendants hereby release and forever discharge Midwest and DTII and their respective officers, directors, members, shareholders, agents, representatives, affiliates, predecessors, successors and assigns, of and from any and all claims, demands, damages, losses, costs and expenses of every kind or nature, in law or in equity, accrued or unaccrued, arising out of or related to the DTII Assignment, the EVO Contracts, and all facts, events and occurrences described in the Complaint.

(f)Cancellation of EVO Contracts.  Immediately after the consummation of the closing and the delivery of the EVO Contracts to EVO, EVO shall cancel and forgive the EVO Contracts except the DTII Warrant.

6.

Lost Originals; Indemnification.  Midwest and DTII represent and warrant that wet ink originals of the EVO Contracts either never existed or have been lost, stolen or destroyed at some time during the period between the date of execution thereof and the date hereof, and that if either Midwest or DTII should find or recover the original EVO Contracts, Midwest or DTII, as applicable, will immediately surrender or cause to be surrendered the same to EVO (or its successor), without receiving any consideration thereof for cancellation.  Except with respect to DTII Assignment and the foreclosure described in Paragraph 1, neither Midwest nor DTII (nor anyone on either of their behalf) has sold, assigned, pledged, transferred, delivered, deposited under any agreement, hypothecated or disposed of in any manner the EVO Contracts, nor have any of them signed any power of attorney, assignment or other authorization respecting the EVO Contracts that is now outstanding and in force, except the DTII Assignment.  Midwest and DTII represent and warrant that no person, firm, company, agency, government or other entity other than Midwest or DTII has or has asserted any right, title, claim, equity or interest in, to, or respecting the EVO Contracts, or any rights or interests therein or proceeds thereof.  Midwest and DTII both agree (on their own behalf and on behalf of their successors and assigns) to indemnify and hold harmless EVO, together with its officers, directors, employees, agents, affiliates, successors, and assigns from and against any and all damages, liabilities, losses, actions, suits, claims or expenses (including reasonable attorneys’ fees) arising out of or in connection with the original wet ink versions of the EVO Contracts.

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7.	No Assignment. Midwest and DTII represent and warrant that they have not assigned any claims released in this Agreement to anyone, except as set forth in the DTII Assignment.
8.	No Admission of Liability. This Agreement shall not be deemed or construed to be an admission or evidence of any wrongdoing or the truth of any claim or allegation asserted by any Party.

9.Governing Law/Jurisdiction. This Settlement Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota.  The state courts of Minnesota shall be the exclusive forum for the litigation of any dispute arising out of or related to this Agreement.

10.Counterparts and Electronic Signatures. This Settlement Agreement may be executed in counterparts (including by facsimile or .pdf signature pages) any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement.

11.Authority to Enter Into Settlement Agreement. The persons executing this Settlement Agreement have the authority to enter into a settlement and release containing all of the terms and conditions set forth in this Settlement Agreement, and to bind the party or parties for whom they are signing.

12.Representation by Counsel. The parties hereto acknowledge that they have carefully read and fully understand the terms, provisions and legal effect of this Settlement Agreement, and they are signing the Settlement Agreement of their own free will, after having consulted legal counsel, or having the opportunity to consult with legal counsel, with full knowledge of its significance, and solely in reliance on their own knowledge, belief and judgment and that of their legal counsel.

13.Entire Agreement. This Agreement represents the final and complete agreement of the parties and supersedes any and all prior agreements and understanding of the parties, oral or written, with respect the subject matter of the Settlement Agreement.

14.Binding Effect. All of the terms of this Agreement shall inure to the benefit of, shall include and be binding upon, and shall be enforceable by and against the Parties and their respective successors and assigns.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the date first set forth above.

EVO TRANSPORTATION & ENERGY SERVICES, INC.

/s/ Thomas J. Abood
By:	Thomas J. Abood
Its:	Chief Executive Officer

MIDWEST BANK

/s/ Stephen D. Daggett
By:	Stephen D. Daggett
Its:	President

DAN THOMPSON II, LLC

/s/ Dan Thompson
By:	Dan Thompson
Its:	President

ANTARA CAPITAL GP, LLC,

on behalf of the Antara Group

/s/ Himanshu Gulati
By:	Himanshu Gulati
Its:	Managing Member

INDIVIDUAL DEFENDANTS

By: Danny R. Cuzick, individually and as Holders Representative on behalf of Damon R. Cuzick, Theril H. Lund, and Thomas J. Kiley

/s/ Danny R. Cuzick
Danny R. Cuzick

[Signature page to Settlement Agreement and Release]

Exhibit A

See attached.

ASSIGNMENT AND ASSUMPTION OF

PROMISSORY NOTE AND AGREEMENTS

This ASSIGNMENT OF PROMISSORY NOTE AND AGREEMENTS (this “Agreement”) is made as of March ___, 2021 (the “Effective Date”), by and between Midwest Bank, a Minnesota corporation (“Assignor”), and EVO Transportation & Energy Services, Inc., a Delaware corporation (“Assignee”).

WHEREAS, Assignor holds legal and equitable title to that Secured Convertible Promissory Note (the “Convertible Note”) dated effective July 20, 2018 by and between Dan Thompson II, LLC, a Minnesota limited liability company (“DTII”) and Assignee, that certain Security Agreement dated effective July 20, 2018 by and between DTII and Assignee, that certain Secured Convertible Promissory Note Purchase Agreement July 20, 2018 by and between DTII and Assignee, and is party to that certain Assignment of Interests/Rights to Payments with DTII dated July 20, 2018 (collectively, the “Assigned Documents”).

WHEREAS, pursuant to a Settlement Agreement and Releases among Assignor, Assignee, DTII, and the other parties thereto dated on or about the date hereof (the “Settlement Agreement”), Assignor has agreed to assign to Assignee, and Assignee has agreed to accept from Assignor, all of the Assigned Documents as provided in the Settlement Agreement. All initial capitalized terms used, but not defined, in this Agreement shall have the meaning set forth in the Settlement Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.Assignment of Assigned Documents. Assignor hereby assigns, transfers and conveys to Assignee all of the Assignor’s right, title and interest in and to the Assigned Documents as of the Effective Date, and Assignee hereby accepts the assignment, transfer and conveyance of the Assigned Documents as of the Effective Date.

2.Successors and Assigns; Third‑Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of Assignor and Assignee, and their respective successors and assigns. This Agreement shall not confer any rights or remedies upon any Person other than the Assignor and Assignee as expressly provided under the Settlement Agreement.

3.Entire Agreement; Amendments to Agreement. This Agreement (including the recitals to this Agreement which are incorporated herein) and the Settlement Agreement set forth the entire understanding and agreement of the parties hereto, and shall supersede any other agreements and understandings (written or oral) between Assignor and Assignee on or prior to the date of this Agreement with respect to the matters set forth herein. No amendment or modification to any terms of this Agreement, waiver of any covenant, obligation, breach or default under this Agreement or termination of this Agreement (other than as expressly provided in this Agreement), shall be valid unless in writing and executed and delivered by Assignor and Assignee.

4.Governing Law.  This Assignment shall be governed by and construed under the internal laws of the State of Minnesota (as opposed to the laws of conflicts) applicable to contracts made and performed in such state and any applicable laws of the United States of America.

5.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties had signed the same signature page. Signatures delivered electronically (including “pdf”, photograph or other similar electronic imaging, DocuSign or AdobeSign) shall constitute original signatures for all purposes hereunder.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Agreement to be executed and delivered in their names by their respective duly authorized officers or representatives as of the Effective Date.

EVO TRANSPORTATION & ENERGY SERVICES, INC.

By:	Thomas J. Abood
Its:	Chief Executive Officer

MIDWEST BANK

By:
Its:

Exhibit B

See attached.

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

Warrant Certificate No.: W-[__]

Original Issue Date: March [__], 2021

FOR VALUE RECEIVED, EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), hereby certifies that Midwest Bank, any of its affiliates or its registered assigns (the “Holder”) is entitled to purchase from the Company One Million Two Hundred Fifty Thousand (1,250,000) duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at a purchase price per share of $0.01 (the “Exercise Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant.  Certain capitalized terms used herein are defined in Section 1 hereof.

1.Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 4 hereof, multiplied by (b) the Exercise Price.

“Board” means the board of directors of the Company.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in Arizona are authorized or obligated by law or executive order to close.

“Change of Control” shall mean (i) a merger or consolidation of the Company with another entity, in which the Company is not the survivor or the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting securities of the surviving entity, (ii) the sale, assignment, transfer, conveyance or other disposal of all or substantially all of the properties or assets or all or a majority of the outstanding voting securities of the Company, (iii) a purchase, tender or exchange offer accepted by the holders of a majority of the outstanding voting shares of capital stock of the Company directly or indirectly, in one or more related transactions, (iv) a “person” or “group” (as these terms are used for purposes of Section 13(d) and 14(d) of the Securities Exchange Act of 1934,

as amended (the “Exchange Act”)) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of at least a majority of the outstanding shares of Common Stock of the Company through a stock purchase agreement or other business combination (including, without limitation, a reorganization, reclassification, spin off or scheme of arrangement) with another person, or (v) the Company has elected to reorganize, recapitalize or reclassify its Common Stock (other than to change domicile).

“Common Stock” means the common stock, par value $0.0001 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Common Stock Deemed Outstanding” means, at any given time, the sum of (a) the number of shares of Common Stock actually outstanding at such time, plus (b) the number of shares of Common Stock issuable upon exercise of Options actually outstanding at such time, plus (c) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities actually outstanding at such time (treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time; provided, that Common Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly owned subsidiaries.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Excluded Issuances” means any issuance or sale (or deemed issuance or sale in accordance with Section 4(c)) by the Company after the Original Issue Date of: (a) shares of Common Stock issued upon the exercise of this Warrant; or (b) shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of Options to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board and issued pursuant to the Company’s Amended and Restated 2018 Stock Incentive Plan (including all such shares of Common Stock and Options outstanding prior to the Original Issue Date), so long as the exercise price in respect of any Options is not less than the Fair Market Value of the Common Stock as of the date such Option is issued.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 4 shall have been satisfied at or prior to 5:00 p.m., Arizona time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Form, the Warrant and the Aggregate Exercise Price.

“Exercise Form” has the meaning set forth in Section 4(a)(i).

“Exercise Period” has the meaning set forth in Section 2.

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“Exercise Price” has the meaning set forth in the preamble.

“Fair Market Value” of a Warrant Share shall mean the arithmetic average of the last trade price of the Common Stock (as reported by Bloomberg Financial Markets) for the five (5) consecutive days on which the Nasdaq is open for trading, ending on the date immediately preceding the Exercise Date, on the principal trading market on which the Common Stock is quoted or listed for trading. If the Fair Market Value cannot be calculated on a particular date on the foregoing basis, the Fair Market Value shall be the average of the highest bid and lowest asked prices for the Common Stock on the principal trading market at the end of such day. If at any time the Common Stock is not listed on a domestic securities exchange or quoted on the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system, the OTC Markets Group Inc. electronic inter-dealer quotation system or similar quotation system or association, the Fair Market Value of the Common Stock shall be the fair market value determined jointly in good faith by the Board and the Holder; provided, that if the Board and the Holder are unable to agree on the Fair Market Value of a Warrant Share within a reasonable period of time (not to exceed five (5) days from the Company’s receipt of the Exercise Form), Fair Market Value shall be determined by a nationally recognized investment banking, accounting or valuation firm jointly selected by the Holder and the Company and engaged by the Company. The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne by the Company. The investment bank so engaged shall determine the Fair Market Value of the Common Stock assuming an orderly sale transaction between a willing buyer and a willing seller, using valuation techniques then prevailing in the securities industry without regard to the lack of liquidity of the Common Stock due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale and assuming the sale of all of the issued and outstanding Common Stock (including fractional interests) calculated on a fully diluted basis (except those securities, rights and warrants (a) owned or held by or for the account of the Company or any of its subsidiaries, or (b) convertible or exchangeable into Common Stock where the conversion, exchange or exercise price per share is greater than the Fair Market Value). All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Holder” has the meaning set forth in the preamble.

“Nasdaq” means The NASDAQ Stock Market LLC.

“New Securities” shall mean any capital stock of the Company issued after the Date of Issuance, all rights, options or warrants to purchase such capital stock, and any securities of any type whatsoever that shall be (or may become) exchangeable or exercisable for, or convertible into, such capital stock.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Original Issue Date” means March 17, 2021.

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“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

2.Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., Arizona time, on March 17, 2031 (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein). The Company shall give the Holder written notice of the expiration of the Exercise Period not less than 30 days but not more than 60 days prior to the end of the Exercise Period.

3.Automatic Exercise. If, at the end of the Exercise Period, the Holder has remaining Warrant Shares subject to this Warrant (excluding Warrant Shares that the Holder has delivered a duly executed Exercise Form pursuant to Section 4(a)(i) hereof) and the Fair Market Value of the Common Stock is greater than the Exercise Price, then such Warrant Shares shall be automatically deemed to be exercised pursuant to a Cashless Exercise (as defined below) by the Holder immediately prior to the end of the Exercise Period. The Company will promptly thereafter issue to the Holder a stock certificate representing the Warrant Shares the Holder is entitled to at such time.

4.Exercise of Warrant.

4.1.Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

4.1.1.surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an Exercise Form in the form attached hereto as Exhibit A (each, an “Exercise Form”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and

4.1.2.payment to the Company of the Aggregate Exercise Price in accordance with Section 4(b).

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4.2.Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as expressed in the Exercise Form, by the following methods:

4.2.1.by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price;

4.2.2.by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price (a “Cashless Exercise”); or

4.2.3.any combination of the foregoing.

In the event of any withholding of Warrant Shares or surrender of other equity securities pursuant to clause (ii), (iii) or (iv) above where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount equal to the product of (x) such incremental fraction of a share being so withheld or surrendered multiplied by (y) in the case of Common Stock, the Fair Market Value per Warrant Share as of the Exercise Date, and, in all other cases, the value thereof as of the Exercise Date determined in accordance with clause (iii)(y) above.

4.3.Issuance of Warrant Shares. Upon receipt by the Company of the Exercise Form, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 4(a) hereof), the Company at its expense shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, cause to be issued via book-entry in the name of the Holder or as the Holder may direct, the number of shares of Warrant Shares to which the Holder shall be entitled upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 4(d) hereof. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued via book-entry, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

4.4.Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.

4.5.Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of

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delivery of the certificate or certificates representing the Warrant Shares being issued in accordance with Section 4(c) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

4.6.Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:

4.6.1.This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

4.6.2.All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges.

4.6.3.The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

4.6.4.The Company shall use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.

4.6.5.The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

4.7.Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

4.8.Exercise Upon a Change of Control. Upon the occurrence of a Change of Control, the Holder may elect, by giving notice to the Company within fifteen (15) days of such

6

Change of Control, to receive in exchange for its Warrants the kind and amount of securities, cash or other assets (the “Sale Consideration”) which the Holder would have received with respect to the Common Stock issuable upon the exercise of such Warrants if the Holder had exercised such Warrants on a cashless basis immediately prior to the occurrence of the Change of Control, with such number of shares of Common Stock which would have been so issuable to be determined by (i) subtracting B from A, (ii) dividing the result by A, and (iii) multiplying the quotient by C as set forth in the following equation:

X= (A - B) x C

A

where:

X =the number of shares of Common Stock issuable upon exercise pursuant to this paragraph 4(g).

A =the amount of Sale Consideration payable per share of Common Stock in connection with the Change of Control, (i) with such amount expressed in U.S. dollars and, if applicable, rounded to the nearest whole cent, and (ii) with any non-cash portion of such Sale Consideration valued at the value attributed thereto in the Change of Control.

B =the Exercise Price.

C =the number of shares of Common Stock as to which the applicable Warrants are exercisable (prior to payment of the Exercise Price).

4.8.1.Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

5.Adjustment to Number of Warrant Shares. In order to prevent dilution of the purchase rights granted under this Warrant, the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 5 (in each case, after taking into consideration any prior adjustments pursuant to this Section 5).

5.1.[Reserved].

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5.2.Exceptions to Adjustment to Number of Warrant Shares. Anything herein to the contrary notwithstanding, there shall be no adjustment to the number of Warrant Shares issuable upon exercise of this Warrant with respect to any Excluded Issuance.

5.3.Effect of Certain Events on Adjustment to Number of Warrant Shares. For purposes of determining the adjusted number of Warrant Shares under this Section 5, the following shall be applicable:

5.3.1.Record Date. For purposes of any adjustment to the number of Warrant Shares in accordance with this Section 5, in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be; provided, that if before the distribution to its holders of Common Stock the Company legally abandons its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

5.3.2.Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof or the transfer of such shares among the Company and its wholly-owned subsidiaries) shall be considered an issue or sale of Common Stock for the purpose of this Section 5.

5.3.3.Other Dividends and Distributions. Subject to the provisions of this Section 5(c), if the Company shall, at any time or from time to time after the Original Issue Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or any other distribution (the “Distribution”) payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, Options or Convertible Securities in respect of outstanding shares of Common Stock), cash or other property, then the Company shall distribute to the Holder of this Warrant as of the record date for such Distribution the Distribution that such Holder would have received had their Warrant been exercised in full immediately prior to such record date.

5.4.Adjustment to Number of Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such dividend, distribution or subdivision shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its

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outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased. Any adjustment under this Section 5(d) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

5.5.Adjustment to Number of Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. To the extent the Holder does not exercise its applicable rights under Section 4(h) hereof, if there is a (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) Change of Control or (v) other similar transaction (other than any such transaction covered by Section 5(d)), in each case, which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 5 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 5(e) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 5(e), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 5(e) with respect to this Warrant.

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5.6.Certain Events. If any event of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions occurs, then the Board shall make an appropriate adjustment in the number of Warrant Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 5; provided, that no such adjustment pursuant to this Section 5(f) shall decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 5.

5.7.Certificate as to Adjustment.

5.7.1.As promptly as reasonably practicable following any adjustment of the number of Warrant Shares pursuant to the provisions of this Section 5, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

5.7.2.As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

5.8.Notices. In the event:

5.8.1.that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

5.8.2.of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person; or

5.8.3.of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for

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securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.

6.Registration Rights.

6.1.Registration Under the Securities Act of 1933.  As of the date hereof, none of the Warrant or the Warrant Shares have been registered for purposes of public resale or distribution under the Securities Act.

6.2.Registrable Securities.  As used herein, the term “Registrable Security” means the Warrant Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the Holder for subsequent public distribution of such security without regard to volume restrictions under Rule 144 (including Rule 144(a)) promulgated under the Securities Act or otherwise, or (iii) it has ceased to be outstanding.  The term “Registrable Securities” means any and/or all of the securities falling within the foregoing definition of a “Registrable Security.” In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section.

6.3.Piggyback Registration.  If, prior to the Expiration Date, the Company proposes to prepare and file a registration statement or post-effective amendments thereto covering the sale for cash of shares of Common Stock, including shares of Common Stock held by stockholders of the Company (in any such case, other than in connection with a merger, acquisition, pursuant to Form S-8 or successor form, or on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) (for purposes of this Section, collectively, the “Registration Statement”), it will give written notice of its intention to do so (“Notice”), at least thirty (30) days prior to the filing of each such Registration Statement, to all Holders of the Registrable Securities. Upon the written request of such a Holder (a “Requesting Holder”), made within twenty (20) days after the Notice is given, that the Company include any of the Requesting Holder’s Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its commercially reasonable efforts to effect the registration under the Act of the Registrable Securities which it has been so requested to register (“Piggyback Registration”), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders (except as provided below).

Notwithstanding the provisions of this Section 6, the Company shall have the right at any time after it shall have given Notice pursuant to this Section 6 (irrespective of whether any written request for inclusion of Registrable Securities shall have already been made) to elect not to file

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any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof, without incurring any liability to any holder of Registrable Securities.

6.4.Covenants With Respect to Registration.  In connection with any registration of Registrable Securities pursuant to this Warrant, the parties agree that:

6.4.1.With respect to each inclusion of securities in a Registration Statement pursuant to this Section 6, the Company shall bear the following fees, costs, and expenses: all registration, filing and Financial Industry Regulatory Authority, Inc. (“FINRA”) fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the offering is underwritten and the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses incurred by the selling Holders and relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

6.4.2.The Company shall take or cause to be taken all necessary action to qualify the Registrable Securities for sale under the securities laws of such jurisdictions of the United States as the Holders reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Registrable Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation, to subject itself to taxation in any jurisdiction, or to execute a general consent to service of process in any jurisdiction.

6.4.3.The Company shall indemnify any Holder of the Registrable Securities to be sold pursuant to any Registration Statement and any underwriter or person deemed to be an underwriter under the Act and each person, if any, who controls such Holder or underwriter or person deemed to be an underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such Registration Statement; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, expense or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of the Registration Statement or the failure of such Holder to comply with its covenants and agreements contained herein or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

6.4.4.The Holders of Registrable Securities to be sold pursuant to a Registration Statement, and such Holder’s successors and assigns, shall severally, and not jointly, indemnify

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the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holder, or such Holder’s successors or assigns, for specific inclusion in such Registration Statement to the same extent and with the same effect as the provisions pursuant to which the placement agent have agreed to indemnify the Company and to provide for just and equitable contribution.

6.4.5.Nothing contained in this Warrant shall be construed as requiring any Holder to exercise the Warrants held by such Holder prior to the initial filing of any Registration Statement or the effectiveness thereof.

6.4.6.In no event will the Company be liable for any special, punitive, or consequential damages sustained by the Holders of Registrable Securities requesting registration of their Registrable Securities as a result of the Company’s failure to comply with the provisions of this Section 6.

6.4.7.If any registration or distribution pursuant to the Section is underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to Section 6 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If a greater number of Registrable Securities, other securities of the Company held by stockholders holding rights as selling security holders, and securities held by directors and officers of the Company is requested to be included in the proposed offering than, in the reasonable opinion of the managing underwriters of the proposed offering, can be accommodated without adversely affecting the proposed offering, then the Company shall include in such registration the number of shares that can be so sold in the proposed offering in the following order of priority: (i) first, to the Company and, if there is a balance remaining, (ii) second, to the Holders, any other stockholders holding rights as selling security holders, and any stockholder who is an officer or director of the Company as of the date hereof, provided that if the balance remaining is not sufficient to include in the offering all of the Registrable Securities and other securities requested to be registered by the Holders and such other stockholders, the number of Registrable Securities and other securities to be included for any such holder shall be reduced pro rata based on the proportionate number of Registrable Securities and other securities requested to be included in such offering.

6.4.8.The Company shall promptly deliver copies of all correspondence between the Commission and the Company, its counsel or its auditors with respect to the Registration Statement to each Holder of Registrable Securities included for registration in such Registration Statement pursuant to this Section 6 requesting (in writing) such correspondence and to the managing underwriters, if any, of the offering in connection with which such Holder's Registrable Securities are being registered and shall permit each Holder of Registrable Securities and such underwriter to do such reasonable investigation, upon reasonable advance notice and at such Holder’s expense, with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary to comply with applicable securities laws or rules of the FINRA. Such investigation shall include access to books, records and properties and

13

opportunities necessary or helpful to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent, at such reasonable times, upon such reasonable notice and as often as any such Holder of Registrable Securities or underwriter shall reasonably request; provided, that the Company may require each such Holder or underwriter to enter into reasonable confidentiality and non-disclosure agreements with respect to the information contained in or derived from such investigations.

7.[Reserved]

8.Transfer of Warrant. This Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 4(f)(v) in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

9.Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 9, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

10.Replacement on Loss; Division and Combination.

10.1.Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or

14

destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10.2.Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

11.No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

12.Compliance with the Securities Act.

12.1.Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 12 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”). This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE

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REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

12.2.Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

12.2.1.The Holder is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

12.2.2.The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

12.2.3.The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

13.Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder that (i) it has the corporate power and authority to execute this Warrant and consummate the transactions contemplated by this Warrant and (ii) the execution and delivery by the Company of this Warrant and the issuance of the Common Stock upon exercise of any Warrant do not and shall not (A) conflict with or result in a breach of the terms, conditions or provisions of, (B) constitute a default under, (C) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets pursuant to, (D) result in a violation of, or (E) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the Company’s certificate of incorporation or bylaws or any law in effect as of the date hereof to which the Company is subject, or any order, judgment or decree to which the Company is subject as of the date hereof, except for any such authorization, consent, approval, notice or exemption required under applicable securities laws.

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14.Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

15.Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 15).

If to the Company:	EVO Transportation & Energy Services, Inc 2075 West Pinnacle Peak Rd., Suite 130 Phoenix, AZ, USA, 85027 Facsimile: 623-777-1408 E-mail: smays@evotransinc.com Attention: Shirley Mays, General Counsel
If to the Holder:	Midwest Bank 613 Hwy 10 East PO Box 703 Detroit Lakes, MN 56502 Facsimile: 218-847-4812 E-mail: steve.daggett@midwestbank.net Attention: Steve Daggett, President/CEO

17

16.Cumulative Remedies. Except to the extent expressly provided in Section 8 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

17.Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

18.Entire Agreement. This Warrant constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

19.Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

20.No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

21.Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

22.Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

18

23.Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

24.Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.

25.Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Arizona in each case located in the County of Maricopa, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

26.Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

27.Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

28.No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

19

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

EVO TRANSPORTATION & ENERGY SERVICES, INC.

By:	/s/ Thomas J. Abood
Name:	Thomas J. Abood
Title:	Chief Executive Officer

Accepted and agreed,

MIDWEST BANK

By:
Name:
Title:

[Signature Page to Warrant]

EXHIBIT A

EXERCISE FORM

(To be executed upon exercise of Warrant(s))

The undersigned is the Holder of the attached Warrant (the “Warrant”) dated March 17, 2021, issued by EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”). Capitalized terms not otherwise defined in this Exercise Form shall have the meanings ascribed to such terms in the Warrant.

The undersigned hereby irrevocably elects to exercise the Warrant to purchase [_________] shares of Common Stock for a purchase price of $0.01 per share.

If said number of Warrant Shares shall not be all the Warrant Shares issuable upon exercise of the Warrant, the undersigned requests that a new Warrant representing the balance of such Warrant shall be issued in the name of the undersigned Holder and delivered to the address of the Holder set forth in Section 15 of the Warrant.

The Holder hereby instructs the Company to deliver the shares to the following:

[details of account(s), names(s) and address(es) of any person(s) into whose name the shares is to be registered and/or any bank, broker or agent to whom documents evidencing the shares are to be delivered]

Dated:

[_____________________________]

By:
Name:
Title:

[Remainder of page intentionally left blank]

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of the attached warrant (the “Warrant”) dated March 17, 2021, issued by EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), hereby sells, assigns and transfers unto the assignee named below (the “Assignee”) all of the rights of the undersigned under the Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ______________________Attorney to make such transfer on the books of maintained for the purpose, with full power of _______________ substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of applicable securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

DATED:

[____________________________]

By:
Name:
Title:

Exhibit C

See attached.

EVO TRANSPORTATION & ENERGY SERVICES, Inc.

Warrant Exchange Agreement

INCLUDING INVESTMENT REPRESENTATIONS

This Warrant Exchange Agreement (this “Agreement”), dated and made effective as of March [__], 2021, is entered into by and between the undersigned, Dan Thompson II LLC (the “Investor”), and EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”).

Whereas, Investor is the holder of warrants to purchase 1,200,000 shares of Company common stock, par value $0.001 per share, at an exercise price of $2.50 per share, identified as Warrant No. W-32 (the “Warrant” and the shares of common stock issuable upon exercise of the Warrants, the “Warrant Shares”), and

Whereas, in connection with that certain Settlement Agreement and Release dated on or about the date hereof between the Company, the Investor, and the other parties thereto, the Investor desires to exchange such Warrants for (A) a warrant to purchase 250,000 shares of Company common stock, par value $0.001 per share, at an exercise price of $0.01 per share and (B) a warrant to purchase 950,000 shares of Company common stock, par value $0.001 per share, at an exercise price of $2.50 per share (together, the “New Warrants”).

Now, therefore, in consideration of the mutual covenants and provisions contained herein, the parties hereto hereby agree as follows:

Exchange of Warrants.  Investor hereby agrees to assign, transfer and convey to Company at the Closing (as hereinafter defined) all of its right, title and interest in and to the Warrant, in exchange for the New Warrants. This Warrant exchange shall be subject to the terms and conditions, and will be made in reliance upon the representations and warranties, set forth in this Agreement.

Closing.  The closing of the transaction described in Section 1 of this Agreement (the “Closing”) shall take place on the date first written above upon exchange of signature pages and delivery of all closing deliveries contemplated hereby.

Closing Deliveries.  At the Closing, (A) Company shall issue the New Warrants to the Investor specified in Section 1 of this Agreement, in the name and in accordance with the delivery instructions set forth on the Investor Signature Page hereto, (B) Investor shall deliver, or caused to be delivered, to Company the Warrant executed on behalf of the Company, which shall be cancelled and of no further effect, and (C) the Company will be released and discharged from any claims arising out of or relating to such Warrant.

The Warrant (and, if applicable, accompanying warrant power(s)) must be received by 5:00 p.m. Pacific Time on the business day prior to the Closing Date. Delivery shall be made to the Company’s offices at 2075 West Pinnacle Peak Rd. Suite 130, Phoenix, AZ 85027, Attn: Chief Executive Officer.

Certain Representations of the Company.  In connection with, and in consideration of, the issuance of the New Warrants to the Investor, the Company hereby represents to the Investor:

The Company is validly existing and in good standing under the laws of the State of Delaware.

This Agreement has been duly authorized by all necessary corporate action on behalf of the Company and will be a valid and binding Agreement on the part of the Company when accepted in writing by an authorized officer of the Company.  All corporate action necessary

144498.00002

to the authorization, issuance, and delivery of the New Warrant will be taken prior to their issuance.

Certain Representations of the Investor.  In connection with, and in consideration of, the issuance of the New Warrants to the Investor, the Investor hereby represents to the Company, as follows:

A.	The Investor is the registered holder of the Warrant;
B.

The Investor has good, marketable and unencumbered title to the Warrant, free of any and all restrictions, liens, pledges, mortgages, charges, security interests, adverse claims and encumbrances other than the rights granted to Midwest Bank under that certain Assignment of Interests/Rights to Payments dated as of July 20, 2018 ;

C.

The Investor has the full power, right and authority to enter into and perform its obligations hereunder and to acquire the New Warrants, and this Agreement will be a valid and binding Agreement on the part of the Investor when executed and delivered by the Investor, and will be enforceable against the Investor in accordance with its terms;

D.

The Investor has access to and is familiar with information provided by the Company to the United States Securities and Exchange Commission (the “SEC”), including but not limited to the Company’s Annual Report on Form 10-K filed with the SEC on May 30, 2019 (the “Form 10-K”) and the Company’s subsequent Quarterly Reports on Form 10-Q, as well as all exhibits attached to the foregoing;

The Investor has either met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of the exchange of the Warrant for the New Warrants and to obtain any additional information necessary to verify the accuracy of information provided to the Investor.  The Investor does not desire further information;

The Investor has had an opportunity to review with such Investor’s own tax advisors the federal, state and local tax consequences of this investment and the transactions contemplated by this Agreement.  The Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that the Investor (not the Company) shall be responsible for the Investor’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement;

The Investor acknowledges that the Investor has had the opportunity to review this Agreement, any exhibits and schedules attached hereto and the transactions contemplated by this Agreement with the Investor’s own legal counsel.  With respect to legal advice concerning this investment or the transactions contemplated by this Agreement, the Investor is relying solely on the Investor’s own legal counsel, if any, and not on any statements or representations of the Company or any of the Company’s agents, including the Company’s legal counsel;

The Investor realizes that its acquisition of the New Warrants and the shares of the Company’s common stock underlying the New Warrants (the “New Warrant Shares”) constitutes a speculative investment involving risks, including but not limited to the risks described in the Form 10-K and the Company’s other filings with the SEC;

244498.00002

The Investor realizes that there may be a limited market for the New Warrants and the New Warrant Shares and restrictions on the transferability of the New Warrants and New Warrant Shares and that for these and other reasons, the Investor may not be able to liquidate the investment in the New Warrants and New Warrant Shares for an indefinite period;

As of the date of this Agreement, the Investor realizes that the New Warrants and the New Warrant Shares have not been registered for sale under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws (the “State Laws”), and may be sold only pursuant to registration under the Securities Act and State Laws, or an exemption from registration that is valid in the opinion of the Company’s counsel. The Company is entitled to require the Investor to deliver an opinion of counsel satisfactory to the Company if an exemption from registration is claimed;

The Investor understands that this transaction has not been reviewed or approved by the SEC or by any state securities or other authority;

The Investor is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the New Warrants and New Warrant Shares, and does not need or desire the assistance of a knowledgeable purchaser representative to aid in the evaluation of such risks;

In deciding to exchange Warrant for the New Warrants, the Investor is not relying on the advice or recommendations of the Company and the Investor has made its own independent decision that the transaction is suitable and appropriate for the Investor.  The Investor has considered the suitability of the transaction, and the New Warrants as an investment, in light of the Investor’s own circumstances and financial condition and the Investor is able to bear the risks associated with an investment in the New Warrants;

The Investor understands that any information provided about the Company’s future plans and prospects is uncertain and subject to all of the uncertainties inherent in predictions; and

The Investor acknowledges that the exchange of Warrant for the New Warrants is not the result of any general solicitation, general advertising or general exchange offer, including, but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio.

Legend.  If the Company issues certificates representing the New Warrant Shares, any such certificate may bear a legend containing substantially the following language:

The Shares represented by this certificate have not been registered under either the Securities Act of 1933 or applicable state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such Act and such state securities laws, or such sale, transfer, assignment, offer, pledge or other distribution for value is exempt from the registration and prospectus delivery requirements of such Act and such state securities laws AND, IF THE CORPORATION REQUESTS, AN OPINION

344498.00002

SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

Accredited Investor.  The Investor understands that the representations contained below are made for the purpose of qualifying it as an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the General Rules and Regulations promulgated under the Securities Act and for the purpose of inducing the transactions contemplated by this Agreement. The Investor understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the Investor for damages.

Irrevocability; Binding Effect.  The Investor acknowledges and agrees that, once accepted by the Company, the commitment hereunder is irrevocable, that the Investor is not entitled to cancel, terminate or revoke this Agreement or any agreement of the Investor hereunder and that this Agreement and such other agreements shall survive the death or disability of the Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and assigns.  If the Investor is more than one person, the obligations of the Investor hereunder shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives, and assigns.

Indemnification.  Each of the Investor and the Company agrees to indemnify the other, and each of the other’s current and future officers, directors, employees, agents, partners and shareholders, against and to hold them harmless from any damage, loss, liability, claim or expense including, without limitation, reasonable attorneys’ fees resulting from or arising out of the inaccuracy or alleged inaccuracy of any of the respective representations, warranties or statements of the Investor and the Company contained in this Agreement, including without limitation any violation or alleged violation of the registration requirements of the Securities Act or applicable State Laws in connection with any subsequent sale of the New Warrants or the New Warrant Shares by the Investor.

Miscellaneous Provisions.

A.	Modifications. Neither this Agreement nor any provision hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by both the Investor and the Company.

Assignability.  This Agreement is not assignable by the Investor without the prior written consent of the Company (such consent not to be unreasonably withheld, delayed or conditioned). Notwithstanding the foregoing, the Investor may assign this Agreement to any affiliate to which it has transferred Warrant.  For the avoidance of doubt, the restrictions set forth in this Section 10.B shall not limit the transferability of any Warrant or New Warrants.

Representations to Survive Delivery.  The representations, warranties and statements of the Company and the Investor made herein will remain operative and in full force and effect and will survive the receipt and cancellation of the Warrant by the Company.

Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts, which may be delivered by hand, U.S. mail, facsimile or e-mail, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties.

444498.00002

Entire Agreement.  This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

Severability.  The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of the remaining provisions of this Agreement, which shall continue to be valid and enforceable.  In the event any provision of this Agreement is held to be invalid, illegal or unenforceable as written, but valid, legal and enforceable if modified, then such provision shall be deemed to be amended to such extent as shall be necessary for such provision to be valid, legal and enforceable and it shall be enforced to that extent.

Governing Law; Jurisdiction; Waiver of Jury Trial.  This Agreement is made in and shall be interpreted and enforced in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles, and each of the parties hereto irrevocably consents to personal jurisdiction in the state or federal courts in the State of Delaware. Each of the parties hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or the transactions contemplated hereby.

Further Assurances. Each party hereto shall take such additional actions that the other party hereto reasonably requests to effectuate, record, evidence or perfect the exchange of the Warrant for the New Warrants pursuant to this Agreement or to otherwise effectuate or consummate the transactions contemplated hereby.

Statement of Understanding.  The Investor agrees that the Investor understands the meaning and legal consequences of this Agreement and the representations and statements contained herein.

[Signature Pages to Follow]

544498.00002

ENTITY SIGNATURE PAGE

All entity Investors must complete and sign this page.

1.	Investor Name (please print):
2.	Business (Residence) Address:
3.	Correspondence Address (for communications and delivery of the New Warrants):

4.	Business: Tel. No. (_____) ______________; Facsimile No. (_____)
5.	Email Address:

Investor Name and Title (please print):

INVESTOR SIGNATURE:

Date of Signature:

ACCEPTANCE:

EVO Transportation & Energy Services, Inc. hereby executes this Agreement as of the date set forth below.

By:

Thomas Abood

Chief Executive Officer

Accepted as of                              , 2021

Entity Investor Signature Page

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

Warrant Certificate No.: W-[__]

Original Issue Date: March [__], 2021

FOR VALUE RECEIVED, EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), hereby certifies that Dan Thompson II LLC, any of its affiliates or its registered assigns (the “Holder”) is entitled to purchase from the Company Nine Hundred Fifty Thousand (950,000) duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at a purchase price per share of $2.50 (the “Exercise Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant.  Certain capitalized terms used herein are defined in Section 1 hereof.

29.Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 4 hereof, multiplied by (b) the Exercise Price.

“Board” means the board of directors of the Company.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in Arizona are authorized or obligated by law or executive order to close.

“Change of Control” shall mean (i) a merger or consolidation of the Company with another entity, in which the Company is not the survivor or the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting securities of the surviving entity, (ii) the sale, assignment, transfer, conveyance or other disposal of all or substantially all of the properties or assets or all or a majority of the outstanding voting securities of the Company, (iii) a purchase, tender or exchange offer accepted by the holders of a majority of the outstanding voting shares of capital stock of the Company directly or indirectly, in one or more related transactions, (iv) a “person” or “group” (as these terms are used for purposes of Section 13(d) and 14(d) of the Securities Exchange Act of 1934,

Schedule A, page

as amended (the “Exchange Act”)) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of at least a majority of the outstanding shares of Common Stock of the Company through a stock purchase agreement or other business combination (including, without limitation, a reorganization, reclassification, spin off or scheme of arrangement) with another person, or (v) the Company has elected to reorganize, recapitalize or reclassify its Common Stock (other than to change domicile).

“Common Stock” means the common stock, par value $0.0001 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Common Stock Deemed Outstanding” means, at any given time, the sum of (a) the number of shares of Common Stock actually outstanding at such time, plus (b) the number of shares of Common Stock issuable upon exercise of Options actually outstanding at such time, plus (c) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities actually outstanding at such time (treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time; provided, that Common Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly owned subsidiaries.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Excluded Issuances” means any issuance or sale (or deemed issuance or sale in accordance with Section 4(c)) by the Company after the Original Issue Date of: (a) shares of Common Stock issued upon the exercise of this Warrant; or (b) shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of Options to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board and issued pursuant to the Company’s Amended and Restated 2018 Stock Incentive Plan (including all such shares of Common Stock and Options outstanding prior to the Original Issue Date), so long as the exercise price in respect of any Options is not less than the Fair Market Value of the Common Stock as of the date such Option is issued.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 4 shall have been satisfied at or prior to 5:00 p.m., Arizona time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Form, the Warrant and the Aggregate Exercise Price.

“Exercise Form” has the meaning set forth in Section 4(a)(i).

“Exercise Period” has the meaning set forth in Section 2.

2

“Exercise Price” has the meaning set forth in the preamble.

“Fair Market Value” of a Warrant Share shall mean the arithmetic average of the last trade price of the Common Stock (as reported by Bloomberg Financial Markets) for the five (5) consecutive days on which the Nasdaq is open for trading, ending on the date immediately preceding the Exercise Date, on the principal trading market on which the Common Stock is quoted or listed for trading. If the Fair Market Value cannot be calculated on a particular date on the foregoing basis, the Fair Market Value shall be the average of the highest bid and lowest asked prices for the Common Stock on the principal trading market at the end of such day. If at any time the Common Stock is not listed on a domestic securities exchange or quoted on the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system, the OTC Markets Group Inc. electronic inter-dealer quotation system or similar quotation system or association, the Fair Market Value of the Common Stock shall be the fair market value determined jointly in good faith by the Board and the Holder; provided, that if the Board and the Holder are unable to agree on the Fair Market Value of a Warrant Share within a reasonable period of time (not to exceed five (5) days from the Company’s receipt of the Exercise Form), Fair Market Value shall be determined by a nationally recognized investment banking, accounting or valuation firm jointly selected by the Holder and the Company and engaged by the Company. The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne by the Company. The investment bank so engaged shall determine the Fair Market Value of the Common Stock assuming an orderly sale transaction between a willing buyer and a willing seller, using valuation techniques then prevailing in the securities industry without regard to the lack of liquidity of the Common Stock due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale and assuming the sale of all of the issued and outstanding Common Stock (including fractional interests) calculated on a fully diluted basis (except those securities, rights and warrants (a) owned or held by or for the account of the Company or any of its subsidiaries, or (b) convertible or exchangeable into Common Stock where the conversion, exchange or exercise price per share is greater than the Fair Market Value). All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Holder” has the meaning set forth in the preamble.

“Nasdaq” means The NASDAQ Stock Market LLC.

“New Securities” shall mean any capital stock of the Company issued after the Date of Issuance, all rights, options or warrants to purchase such capital stock, and any securities of any type whatsoever that shall be (or may become) exchangeable or exercisable for, or convertible into, such capital stock.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Original Issue Date” means March 17, 2021.

3

“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

30.Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., Arizona time, on July 20, 2028 (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein). The Company shall give the Holder written notice of the expiration of the Exercise Period not less than thirty (30) days but not more than sixty (60) days prior to the end of the Exercise Period.

31.Automatic Exercise. If, at the end of the Exercise Period, the Holder has remaining Warrant Shares subject to this Warrant (excluding Warrant Shares that the Holder has delivered a duly executed Exercise Form pursuant to Section 4(a)(i) hereof) and the Fair Market Value of the Common Stock is greater than the Exercise Price, then such Warrant Shares shall be automatically deemed to be exercised pursuant to a Cashless Exercise (as defined below) by the Holder immediately prior to the end of the Exercise Period. The Company will promptly thereafter issue to the Holder a stock certificate representing the Warrant Shares the Holder is entitled to at such time.

32.Exercise of Warrant.

32.1.Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

32.1.1.surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an Exercise Form in the form attached hereto as Exhibit A (each, an “Exercise Form”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and

32.1.2.payment to the Company of the Aggregate Exercise Price in accordance with Section 4(b).

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32.2.Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as expressed in the Exercise Form, by the following methods:

32.2.1.by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price;

32.2.2.by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price (a “Cashless Exercise”); or

32.2.3.any combination of the foregoing.

In the event of any withholding of Warrant Shares or surrender of other equity securities pursuant to clause (ii), (iii) or (iv) above where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount equal to the product of (x) such incremental fraction of a share being so withheld or surrendered multiplied by (y) in the case of Common Stock, the Fair Market Value per Warrant Share as of the Exercise Date, and, in all other cases, the value thereof as of the Exercise Date determined in accordance with clause (iii)(y) above.

32.3.Issuance of Warrant Shares. Upon receipt by the Company of the Exercise Form, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 4(a) hereof), the Company at its expense shall, as promptly as practicable, and in any event within two (2) Business Days thereafter, cause to be issued via book-entry in the name of the Holder or as the Holder may direct, the number of shares of Warrant Shares to which the Holder shall be entitled upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 4(d) hereof. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued via book-entry, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

32.4.Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.

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32.5.Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares being issued in accordance with Section 4(c) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

32.6.Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:

32.6.1.This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

32.6.2.All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges.

32.6.3.The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

32.6.4.The Company shall use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.

32.6.5.The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

32.7.Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

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32.8.Exercise Upon a Change of Control. Upon the occurrence of a Change of Control, the Holder may elect, by giving notice to the Company within fifteen (15) days of such Change of Control, to receive in exchange for its Warrants the kind and amount of securities, cash or other assets (the “Sale Consideration”) which the Holder would have received with respect to the Common Stock issuable upon the exercise of such Warrants if the Holder had exercised such Warrants on a cashless basis immediately prior to the occurrence of the Change of Control, with such number of shares of Common Stock which would have been so issuable to be determined by (i) subtracting B from A, (ii) dividing the result by A, and (iii) multiplying the quotient by C as set forth in the following equation:

X= (A - B) x C

A

where:

X =the number of shares of Common Stock issuable upon exercise pursuant to this paragraph 4(g).

A =the amount of Sale Consideration payable per share of Common Stock in connection with the Change of Control, (i) with such amount expressed in U.S. dollars and, if applicable, rounded to the nearest whole cent, and (ii) with any non-cash portion of such Sale Consideration valued at the value attributed thereto in the Change of Control.

B =the Exercise Price.

C =the number of shares of Common Stock as to which the applicable Warrants are exercisable (prior to payment of the Exercise Price).

32.8.1.Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

33.Adjustment to Number of Warrant Shares. In order to prevent dilution of the purchase rights granted under this Warrant, the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 5 (in each case, after taking into consideration any prior adjustments pursuant to this Section 5).

33.1.[Reserved].

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33.2.Exceptions to Adjustment to Number of Warrant Shares. Anything herein to the contrary notwithstanding, there shall be no adjustment to the number of Warrant Shares issuable upon exercise of this Warrant with respect to any Excluded Issuance.

33.3.Effect of Certain Events on Adjustment to Number of Warrant Shares. For purposes of determining the adjusted number of Warrant Shares under this Section 5, the following shall be applicable:

33.3.1.Record Date. For purposes of any adjustment to the number of Warrant Shares in accordance with this Section 5, in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be; provided, that if before the distribution to its holders of Common Stock the Company legally abandons its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

33.3.2.Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof or the transfer of such shares among the Company and its wholly-owned subsidiaries) shall be considered an issue or sale of Common Stock for the purpose of this Section 5.

33.3.3.Other Dividends and Distributions. Subject to the provisions of this Section 5(c), if the Company shall, at any time or from time to time after the Original Issue Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or any other distribution (the “Distribution”) payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, Options or Convertible Securities in respect of outstanding shares of Common Stock), cash or other property, then the Company shall distribute to the Holder of this Warrant as of the record date for such Distribution the Distribution that such Holder would have received had their Warrant been exercised in full immediately prior to such record date.

33.4.Adjustment to Number of Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such dividend, distribution or subdivision shall be proportionately increased. If the Company at any time combines (by combination,

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reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased. Any adjustment under this Section 5(d) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

33.5.Adjustment to Number of Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. To the extent the Holder does not exercise its applicable rights under Section 4(h) hereof, if there is a (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) Change of Control or (v) other similar transaction (other than any such transaction covered by Section 5(d)), in each case, which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 5 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 5(e) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 5(e), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 5(e) with respect to this Warrant.

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33.6.Certain Events. If any event of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions occurs, then the Board shall make an appropriate adjustment in the number of Warrant Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 5; provided, that no such adjustment pursuant to this Section 5(f) shall decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 5.

33.7.Certificate as to Adjustment.

33.7.1.As promptly as reasonably practicable following any adjustment of the number of Warrant Shares pursuant to the provisions of this Section 5, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

33.7.2.As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

33.8.Notices. In the event:

33.8.1.that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

33.8.2.of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person; or

33.8.3.of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for

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securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.

34.Registration Rights.

34.1.Registration Under the Securities Act of 1933.  As of the date hereof, none of the Warrant or the Warrant Shares have been registered for purposes of public resale or distribution under the Securities Act.

34.2.Registrable Securities.  As used herein, the term “Registrable Security” means the Warrant Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the Holder for subsequent public distribution of such security without regard to volume restrictions under Rule 144 (including Rule 144(a)) promulgated under the Securities Act or otherwise, or (iii) it has ceased to be outstanding.  The term “Registrable Securities” means any and/or all of the securities falling within the foregoing definition of a “Registrable Security.” In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section.

34.3.Piggyback Registration.  If, prior to the Expiration Date, the Company proposes to prepare and file a registration statement or post-effective amendments thereto covering the sale for cash of shares of Common Stock, including shares of Common Stock held by stockholders of the Company (in any such case, other than in connection with a merger, acquisition, pursuant to Form S-8 or successor form, or on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) (for purposes of this Section, collectively, the “Registration Statement”), it will give written notice of its intention to do so (“Notice”), at least thirty (30) days prior to the filing of each such Registration Statement, to all Holders of the Registrable Securities. Upon the written request of such a Holder (a “Requesting Holder”), made within twenty (20) days after the Notice is given, that the Company include any of the Requesting Holder’s Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its commercially reasonable efforts to effect the registration under the Act of the Registrable Securities which it has been so requested to register (“Piggyback Registration”), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders (except as provided below).

Notwithstanding the provisions of this Section 6, the Company shall have the right at any time after it shall have given Notice pursuant to this Section 6 (irrespective of whether any written request for inclusion of Registrable Securities shall have already been made) to elect not to file

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any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof, without incurring any liability to any holder of Registrable Securities.

34.4.Covenants With Respect to Registration.  In connection with any registration of Registrable Securities pursuant to this Warrant, the parties agree that:

34.4.1.With respect to each inclusion of securities in a Registration Statement pursuant to this Section 6, the Company shall bear the following fees, costs, and expenses: all registration, filing and Financial Industry Regulatory Authority, Inc. (“FINRA”) fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the offering is underwritten and the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses incurred by the selling Holders and relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

34.4.2.The Company shall take or cause to be taken all necessary action to qualify the Registrable Securities for sale under the securities laws of such jurisdictions of the United States as the Holders reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Registrable Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation, to subject itself to taxation in any jurisdiction, or to execute a general consent to service of process in any jurisdiction.

34.4.3.The Company shall indemnify any Holder of the Registrable Securities to be sold pursuant to any Registration Statement and any underwriter or person deemed to be an underwriter under the Act and each person, if any, who controls such Holder or underwriter or person deemed to be an underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such Registration Statement; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, expense or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of the Registration Statement or the failure of such Holder to comply with its covenants and agreements contained herein or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

34.4.4.The Holders of Registrable Securities to be sold pursuant to a Registration Statement, and such Holder’s successors and assigns, shall severally, and not jointly, indemnify

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the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holder, or such Holder’s successors or assigns, for specific inclusion in such Registration Statement to the same extent and with the same effect as the provisions pursuant to which the placement agent have agreed to indemnify the Company and to provide for just and equitable contribution.

34.4.5.Nothing contained in this Warrant shall be construed as requiring any Holder to exercise the Warrants held by such Holder prior to the initial filing of any Registration Statement or the effectiveness thereof.

34.4.6.In no event will the Company be liable for any special, punitive, or consequential damages sustained by the Holders of Registrable Securities requesting registration of their Registrable Securities as a result of the Company’s failure to comply with the provisions of this Section 6.

34.4.7.If any registration or distribution pursuant to the Section is underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to Section 6 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If a greater number of Registrable Securities, other securities of the Company held by stockholders holding rights as selling security holders, and securities held by directors and officers of the Company is requested to be included in the proposed offering than, in the reasonable opinion of the managing underwriters of the proposed offering, can be accommodated without adversely affecting the proposed offering, then the Company shall include in such registration the number of shares that can be so sold in the proposed offering in the following order of priority: (i) first, to the Company and, if there is a balance remaining, (ii) second, to the Holders, any other stockholders holding rights as selling security holders, and any stockholder who is an officer or director of the Company as of the date hereof, provided that if the balance remaining is not sufficient to include in the offering all of the Registrable Securities and other securities requested to be registered by the Holders and such other stockholders, the number of Registrable Securities and other securities to be included for any such holder shall be reduced pro rata based on the proportionate number of Registrable Securities and other securities requested to be included in such offering.

34.4.8.The Company shall promptly deliver copies of all correspondence between the Commission and the Company, its counsel or its auditors with respect to the Registration Statement to each Holder of Registrable Securities included for registration in such Registration Statement pursuant to this Section 6 requesting (in writing) such correspondence and to the managing underwriters, if any, of the offering in connection with which such Holder's Registrable Securities are being registered and shall permit each Holder of Registrable Securities and such underwriter to do such reasonable investigation, upon reasonable advance notice and at such Holder’s expense, with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary to comply with applicable securities laws or rules of the FINRA. Such investigation shall include access to books, records and properties and

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opportunities necessary or helpful to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent, at such reasonable times, upon such reasonable notice and as often as any such Holder of Registrable Securities or underwriter shall reasonably request; provided, that the Company may require each such Holder or underwriter to enter into reasonable confidentiality and non-disclosure agreements with respect to the information contained in or derived from such investigations.

35.[Reserved]

36.Transfer of Warrant. This Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 4(f)(v) in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

37.Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 9, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

38.Replacement on Loss; Division and Combination.

38.1.Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or

14

destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

38.2.Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

39.No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

40.Compliance with the Securities Act.

40.1.Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 12 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”). This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE

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REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

40.2.Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

40.2.1.The Holder is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

40.2.2.The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

40.2.3.The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

41.Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder that (i) it has the corporate power and authority to execute this Warrant and consummate the transactions contemplated by this Warrant and (ii) the execution and delivery by the Company of this Warrant and the issuance of the Common Stock upon exercise of any Warrant do not and shall not (A) conflict with or result in a breach of the terms, conditions or provisions of, (B) constitute a default under, (C) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets pursuant to, (D) result in a violation of, or (E) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the Company’s certificate of incorporation or bylaws or any law in effect as of the date hereof to which the Company is subject, or any order, judgment or decree to which the Company is subject as of the date hereof, except for any such authorization, consent, approval, notice or exemption required under applicable securities laws.

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42.Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

43.Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 15).

If to the Company:	EVO Transportation & Energy Services, Inc 2075 West Pinnacle Peak Rd., Suite 130 Phoenix, AZ, USA, 85027 Facsimile: 623-777-1408 E-mail: smays@evotransinc.com Attention: Shirley Mays, General Counsel
If to the Holder:	Dan Thompson II LLC 16415 54th Ave N Plymouth, MN 55446 E-mail: dan.thompson@results.net Attention: Dan Thompson

44.Cumulative Remedies. Except to the extent expressly provided in Section 8 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

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45.Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

46.Entire Agreement. This Warrant constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

47.Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

48.No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

49.Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

50.Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

51.Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

52.Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law

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provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.

53.Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Arizona in each case located in the County of Maricopa, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

54.Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

55.Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

56.No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

EVO TRANSPORTATION & ENERGY SERVICES, INC.

By:	/s/ Thomas J. Abood
Name:	Thomas J. Abood
Title:	Chief Executive Officer

Accepted and agreed,

DAN THOMPSON II LLC

By:
Name:
Title:

[Signature Page to Warrant]

EXHIBIT A

EXERCISE FORM

(To be executed upon exercise of Warrant(s))

The undersigned is the Holder of the attached Warrant (the “Warrant”) dated March 17, 2021, issued by EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”). Capitalized terms not otherwise defined in this Exercise Form shall have the meanings ascribed to such terms in the Warrant.

The undersigned hereby irrevocably elects to exercise the Warrant to purchase [_________] shares of Common Stock for a purchase price of $2.50 per share.

If said number of Warrant Shares shall not be all the Warrant Shares issuable upon exercise of the Warrant, the undersigned requests that a new Warrant representing the balance of such Warrant shall be issued in the name of the undersigned Holder and delivered to the address of the Holder set forth in Section 15 of the Warrant.

The Holder hereby instructs the Company to deliver the shares to the following:

[details of account(s), names(s) and address(es) of any person(s) into whose name the shares is to be registered and/or any bank, broker or agent to whom documents evidencing the shares are to be delivered]

Dated:

[_____________________________]

By:
Name:
Title:

[Remainder of page intentionally left blank]

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of the attached warrant (the “Warrant”) dated March 17, 2021, issued by EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), hereby sells, assigns and transfers unto the assignee named below (the “Assignee”) all of the rights of the undersigned under the Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ______________________Attorney to make such transfer on the books of maintained for the purpose, with full power of _______________ substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of applicable securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

DATED:

[____________________________]

By:
Name:
Title:

[Signature Page to Warrant]

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

Warrant Certificate No.: W-[__]

Original Issue Date: March [__], 2021

FOR VALUE RECEIVED, EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), hereby certifies that Dan Thompson II LLC, any of its affiliates or its registered assigns (the “Holder”) is entitled to purchase from the Company Two Hundred Fifty Thousand (250,000) duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at a purchase price per share of $0.01 (the “Exercise Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant.  Certain capitalized terms used herein are defined in Section 1 hereof.

57.Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 4 hereof, multiplied by (b) the Exercise Price.

“Board” means the board of directors of the Company.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in Arizona are authorized or obligated by law or executive order to close.

“Change of Control” shall mean (i) a merger or consolidation of the Company with another entity, in which the Company is not the survivor or the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting securities of the surviving entity, (ii) the sale, assignment, transfer, conveyance or other disposal of all or substantially all of the properties or assets or all or a majority of the outstanding voting securities of the Company, (iii) a purchase, tender or exchange offer accepted by the holders of a majority of the outstanding voting shares of capital stock of the Company directly or indirectly, in one or more related transactions, (iv) a “person” or “group” (as these terms are used for purposes of Section 13(d) and 14(d) of the Securities Exchange Act of 1934,

as amended (the “Exchange Act”)) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of at least a majority of the outstanding shares of Common Stock of the Company through a stock purchase agreement or other business combination (including, without limitation, a reorganization, reclassification, spin off or scheme of arrangement) with another person, or (v) the Company has elected to reorganize, recapitalize or reclassify its Common Stock (other than to change domicile).

“Common Stock” means the common stock, par value $0.0001 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Common Stock Deemed Outstanding” means, at any given time, the sum of (a) the number of shares of Common Stock actually outstanding at such time, plus (b) the number of shares of Common Stock issuable upon exercise of Options actually outstanding at such time, plus (c) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities actually outstanding at such time (treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time; provided, that Common Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly owned subsidiaries.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Excluded Issuances” means any issuance or sale (or deemed issuance or sale in accordance with Section 4(c)) by the Company after the Original Issue Date of: (a) shares of Common Stock issued upon the exercise of this Warrant; or (b) shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of Options to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board and issued pursuant to the Company’s Amended and Restated 2018 Stock Incentive Plan (including all such shares of Common Stock and Options outstanding prior to the Original Issue Date), so long as the exercise price in respect of any Options is not less than the Fair Market Value of the Common Stock as of the date such Option is issued.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 4 shall have been satisfied at or prior to 5:00 p.m., Arizona time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Form, the Warrant and the Aggregate Exercise Price.

“Exercise Form” has the meaning set forth in Section 4(a)(i).

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Fair Market Value” of a Warrant Share shall mean the arithmetic average of the last trade price of the Common Stock (as reported by Bloomberg Financial Markets) for the five (5) consecutive days on which the Nasdaq is open for trading, ending on the date immediately preceding the Exercise Date, on the principal trading market on which the Common Stock is quoted or listed for trading. If the Fair Market Value cannot be calculated on a particular date on the foregoing basis, the Fair Market Value shall be the average of the highest bid and lowest asked prices for the Common Stock on the principal trading market at the end of such day. If at any time the Common Stock is not listed on a domestic securities exchange or quoted on the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system, the OTC Markets Group Inc. electronic inter-dealer quotation system or similar quotation system or association, the Fair Market Value of the Common Stock shall be the fair market value determined jointly in good faith by the Board and the Holder; provided, that if the Board and the Holder are unable to agree on the Fair Market Value of a Warrant Share within a reasonable period of time (not to exceed five (5) days from the Company’s receipt of the Exercise Form), Fair Market Value shall be determined by a nationally recognized investment banking, accounting or valuation firm jointly selected by the Holder and the Company and engaged by the Company. The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne by the Company. The investment bank so engaged shall determine the Fair Market Value of the Common Stock assuming an orderly sale transaction between a willing buyer and a willing seller, using valuation techniques then prevailing in the securities industry without regard to the lack of liquidity of the Common Stock due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale and assuming the sale of all of the issued and outstanding Common Stock (including fractional interests) calculated on a fully diluted basis (except those securities, rights and warrants (a) owned or held by or for the account of the Company or any of its subsidiaries, or (b) convertible or exchangeable into Common Stock where the conversion, exchange or exercise price per share is greater than the Fair Market Value). All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Holder” has the meaning set forth in the preamble.

“Nasdaq” means The NASDAQ Stock Market LLC.

“New Securities” shall mean any capital stock of the Company issued after the Date of Issuance, all rights, options or warrants to purchase such capital stock, and any securities of any type whatsoever that shall be (or may become) exchangeable or exercisable for, or convertible into, such capital stock.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Original Issue Date” means March 17, 2021.

“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

58.Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., Arizona time, on July 20, 2028 (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein). The Company shall give the Holder written notice of the expiration of the Exercise Period not less than thirty (30) days but not more than sixty (60) days prior to the end of the Exercise Period.

59.Automatic Exercise. If, at the end of the Exercise Period, the Holder has remaining Warrant Shares subject to this Warrant (excluding Warrant Shares that the Holder has delivered a duly executed Exercise Form pursuant to Section 4(a)(i) hereof) and the Fair Market Value of the Common Stock is greater than the Exercise Price, then such Warrant Shares shall be automatically deemed to be exercised pursuant to a Cashless Exercise (as defined below) by the Holder immediately prior to the end of the Exercise Period. The Company will promptly thereafter issue to the Holder a stock certificate representing the Warrant Shares the Holder is entitled to at such time.

60.Exercise of Warrant.

60.1.Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

60.1.1.surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an Exercise Form in the form attached hereto as Exhibit A (each, an “Exercise Form”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and

60.1.2.payment to the Company of the Aggregate Exercise Price in accordance with Section 4(b).

60.2.Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as expressed in the Exercise Form, by the following methods:

60.2.1.by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price;

60.2.2.by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price (a “Cashless Exercise”); or

60.2.3.any combination of the foregoing.

In the event of any withholding of Warrant Shares or surrender of other equity securities pursuant to clause (ii), (iii) or (iv) above where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount equal to the product of (x) such incremental fraction of a share being so withheld or surrendered multiplied by (y) in the case of Common Stock, the Fair Market Value per Warrant Share as of the Exercise Date, and, in all other cases, the value thereof as of the Exercise Date determined in accordance with clause (iii)(y) above.

60.3.Issuance of Warrant Shares. Upon receipt by the Company of the Exercise Form, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 4(a) hereof), the Company at its expense shall, as promptly as practicable, and in any event within two (2) Business Days thereafter, cause to be issued via book-entry in the name of the Holder or as the Holder may direct, the number of shares of Warrant Shares to which the Holder shall be entitled upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 4(d) hereof. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued via book-entry, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

60.4.Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.

60.5.Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares being issued in accordance with Section 4(c) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

60.6.Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:

60.6.1.This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

60.6.2.All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges.

60.6.3.The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

60.6.4.The Company shall use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.

60.6.5.The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

60.7.Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

60.8.Exercise Upon a Change of Control. Upon the occurrence of a Change of Control, the Holder may elect, by giving notice to the Company within fifteen (15) days of such Change of Control, to receive in exchange for its Warrants the kind and amount of securities, cash or other assets (the “Sale Consideration”) which the Holder would have received with respect to the Common Stock issuable upon the exercise of such Warrants if the Holder had exercised such Warrants on a cashless basis immediately prior to the occurrence of the Change of Control, with such number of shares of Common Stock which would have been so issuable to be determined by (i) subtracting B from A, (ii) dividing the result by A, and (iii) multiplying the quotient by C as set forth in the following equation:

X= (A - B) x C

A

where:

X =the number of shares of Common Stock issuable upon exercise pursuant to this paragraph 4(g).

A =the amount of Sale Consideration payable per share of Common Stock in connection with the Change of Control, (i) with such amount expressed in U.S. dollars and, if applicable, rounded to the nearest whole cent, and (ii) with any non-cash portion of such Sale Consideration valued at the value attributed thereto in the Change of Control.

B =the Exercise Price.

C =the number of shares of Common Stock as to which the applicable Warrants are exercisable (prior to payment of the Exercise Price).

60.8.1.Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

61.Adjustment to Number of Warrant Shares. In order to prevent dilution of the purchase rights granted under this Warrant, the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 5 (in each case, after taking into consideration any prior adjustments pursuant to this Section 5).

61.1.[Reserved].

61.2.Exceptions to Adjustment to Number of Warrant Shares. Anything herein to the contrary notwithstanding, there shall be no adjustment to the number of Warrant Shares issuable upon exercise of this Warrant with respect to any Excluded Issuance.

61.3.Effect of Certain Events on Adjustment to Number of Warrant Shares. For purposes of determining the adjusted number of Warrant Shares under this Section 5, the following shall be applicable:

61.3.1.Record Date. For purposes of any adjustment to the number of Warrant Shares in accordance with this Section 5, in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be; provided, that if before the distribution to its holders of Common Stock the Company legally abandons its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

61.3.2.Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof or the transfer of such shares among the Company and its wholly-owned subsidiaries) shall be considered an issue or sale of Common Stock for the purpose of this Section 5.

61.3.3.Other Dividends and Distributions. Subject to the provisions of this Section 5(c), if the Company shall, at any time or from time to time after the Original Issue Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or any other distribution (the “Distribution”) payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, Options or Convertible Securities in respect of outstanding shares of Common Stock), cash or other property, then the Company shall distribute to the Holder of this Warrant as of the record date for such Distribution the Distribution that such Holder would have received had their Warrant been exercised in full immediately prior to such record date.

61.4.Adjustment to Number of Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such dividend, distribution or subdivision shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased. Any adjustment under this Section 5(d) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

61.5.Adjustment to Number of Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. To the extent the Holder does not exercise its applicable rights under Section 4(h) hereof, if there is a (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) Change of Control or (v) other similar transaction (other than any such transaction covered by Section 5(d)), in each case, which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 5 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 5(e) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 5(e), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 5(e) with respect to this Warrant.

61.6.Certain Events. If any event of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions occurs, then the Board shall make an appropriate adjustment in the number of Warrant Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 5; provided, that no such adjustment pursuant to this Section 5(f) shall decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 5.

61.7.Certificate as to Adjustment.

61.7.1.As promptly as reasonably practicable following any adjustment of the number of Warrant Shares pursuant to the provisions of this Section 5, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

61.7.2.As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

61.8.Notices. In the event:

61.8.1.that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

61.8.2.of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person; or

61.8.3.of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.

62.Registration Rights.

62.1.Registration Under the Securities Act of 1933.  As of the date hereof, none of the Warrant or the Warrant Shares have been registered for purposes of public resale or distribution under the Securities Act.

62.2.Registrable Securities.  As used herein, the term “Registrable Security” means the Warrant Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the Holder for subsequent public distribution of such security without regard to volume restrictions under Rule 144 (including Rule 144(a)) promulgated under the Securities Act or otherwise, or (iii) it has ceased to be outstanding.  The term “Registrable Securities” means any and/or all of the securities falling within the foregoing definition of a “Registrable Security.” In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section.

62.3.Piggyback Registration.  If, prior to the Expiration Date, the Company proposes to prepare and file a registration statement or post-effective amendments thereto covering the sale for cash of shares of Common Stock, including shares of Common Stock held by stockholders of the Company (in any such case, other than in connection with a merger, acquisition, pursuant to Form S-8 or successor form, or on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) (for purposes of this Section, collectively, the “Registration Statement”), it will give written notice of its intention to do so (“Notice”), at least thirty (30) days prior to the filing of each such Registration Statement, to all Holders of the Registrable Securities. Upon the written request of such a Holder (a “Requesting Holder”), made within twenty (20) days after the Notice is given, that the Company include any of the Requesting Holder’s Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its commercially reasonable efforts to effect the registration under the Act of the Registrable Securities which it has been so requested to register (“Piggyback Registration”), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders (except as provided below).

Notwithstanding the provisions of this Section 6, the Company shall have the right at any time after it shall have given Notice pursuant to this Section 6 (irrespective of whether any written request for inclusion of Registrable Securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof, without incurring any liability to any holder of Registrable Securities.

62.4.Covenants With Respect to Registration.  In connection with any registration of Registrable Securities pursuant to this Warrant, the parties agree that:

62.4.1.With respect to each inclusion of securities in a Registration Statement pursuant to this Section 6, the Company shall bear the following fees, costs, and expenses: all registration, filing and Financial Industry Regulatory Authority, Inc. (“FINRA”) fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the offering is underwritten and the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses incurred by the selling Holders and relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

62.4.2.The Company shall take or cause to be taken all necessary action to qualify the Registrable Securities for sale under the securities laws of such jurisdictions of the United States as the Holders reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Registrable Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation, to subject itself to taxation in any jurisdiction, or to execute a general consent to service of process in any jurisdiction.

62.4.3.The Company shall indemnify any Holder of the Registrable Securities to be sold pursuant to any Registration Statement and any underwriter or person deemed to be an underwriter under the Act and each person, if any, who controls such Holder or underwriter or person deemed to be an underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such Registration Statement; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, expense or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of the Registration Statement or the failure of such Holder to comply with its covenants and agreements contained herein or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

62.4.4.The Holders of Registrable Securities to be sold pursuant to a Registration Statement, and such Holder’s successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holder, or such Holder’s successors or assigns, for specific inclusion in such Registration Statement to the same extent and with the same effect as the provisions pursuant to which the placement agent have agreed to indemnify the Company and to provide for just and equitable contribution.

62.4.5.Nothing contained in this Warrant shall be construed as requiring any Holder to exercise the Warrants held by such Holder prior to the initial filing of any Registration Statement or the effectiveness thereof.

62.4.6.In no event will the Company be liable for any special, punitive, or consequential damages sustained by the Holders of Registrable Securities requesting registration of their Registrable Securities as a result of the Company’s failure to comply with the provisions of this Section 6.

62.4.7.If any registration or distribution pursuant to the Section is underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to Section 6 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If a greater number of Registrable Securities, other securities of the Company held by stockholders holding rights as selling security holders, and securities held by directors and officers of the Company is requested to be included in the proposed offering than, in the reasonable opinion of the managing underwriters of the proposed offering, can be accommodated without adversely affecting the proposed offering, then the Company shall include in such registration the number of shares that can be so sold in the proposed offering in the following order of priority: (i) first, to the Company and, if there is a balance remaining, (ii) second, to the Holders, any other stockholders holding rights as selling security holders, and any stockholder who is an officer or director of the Company as of the date hereof, provided that if the balance remaining is not sufficient to include in the offering all of the Registrable Securities and other securities requested to be registered by the Holders and such other stockholders, the number of Registrable Securities and other securities to be included for any such holder shall be reduced pro rata based on the proportionate number of Registrable Securities and other securities requested to be included in such offering.

62.4.8.The Company shall promptly deliver copies of all correspondence between the Commission and the Company, its counsel or its auditors with respect to the Registration Statement to each Holder of Registrable Securities included for registration in such Registration Statement pursuant to this Section 6 requesting (in writing) such correspondence and to the managing underwriters, if any, of the offering in connection with which such Holder's Registrable Securities are being registered and shall permit each Holder of Registrable Securities and such underwriter to do such reasonable investigation, upon reasonable advance notice and at such Holder’s expense, with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary to comply with applicable securities laws or rules of the FINRA. Such investigation shall include access to books, records and properties and opportunities necessary or helpful to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent, at such reasonable times, upon such reasonable notice and as often as any such Holder of Registrable Securities or underwriter shall reasonably request; provided, that the Company may require each such Holder or underwriter to enter into reasonable confidentiality and non-disclosure agreements with respect to the information contained in or derived from such investigations.

63.[Reserved]

64.Transfer of Warrant. This Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 4(f)(v) in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

65.Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 9, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

66.Replacement on Loss; Division and Combination.

66.1.Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

66.2.Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

67.No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

68.Compliance with the Securities Act.

68.1.Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 12 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”). This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE

REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

68.2.Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

68.2.1.The Holder is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

68.2.2.The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

68.2.3.The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

69.Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder that (i) it has the corporate power and authority to execute this Warrant and consummate the transactions contemplated by this Warrant and (ii) the execution and delivery by the Company of this Warrant and the issuance of the Common Stock upon exercise of any Warrant do not and shall not (A) conflict with or result in a breach of the terms, conditions or provisions of, (B) constitute a default under, (C) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets pursuant to, (D) result in a violation of, or (E) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the Company’s certificate of incorporation or bylaws or any law in effect as of the date hereof to which the Company is subject, or any order, judgment or decree to which the Company is subject as of the date hereof, except for any such authorization, consent, approval, notice or exemption required under applicable securities laws.

70.Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

71.Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 15).

If to the Company:	EVO Transportation & Energy Services, Inc 2075 West Pinnacle Peak Rd., Suite 130 Phoenix, AZ, USA, 85027 Facsimile: 623-777-1408 E-mail: smays@evotransinc.com Attention: Shirley Mays, General Counsel
If to the Holder:	Dan Thompson II LLC 16415 54th Ave N Plymouth, MN 55446 E-mail: dan.thompson@results.net Attention: Dan Thompson

72.Cumulative Remedies. Except to the extent expressly provided in Section 8 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

73.Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

74.Entire Agreement. This Warrant constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

75.Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

76.No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

77.Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

78.Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

79.Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

80.Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.

81.Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Arizona in each case located in the County of Maricopa, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

82.Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

83.Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

84.No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

EVO TRANSPORTATION & ENERGY SERVICES, INC.

By:	/s/ Thomas J. Abood
Name:	Thomas J. Abood
Title:	Chief Executive Officer

Accepted and agreed,

DAN THOMPSON II LLC

By:
Name:
Title:

[Signature Page to Warrant]

EXHIBIT A

EXERCISE FORM

(To be executed upon exercise of Warrant(s))

The undersigned is the Holder of the attached Warrant (the “Warrant”) dated March 17, 2021, issued by EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”). Capitalized terms not otherwise defined in this Exercise Form shall have the meanings ascribed to such terms in the Warrant.

The undersigned hereby irrevocably elects to exercise the Warrant to purchase [_________] shares of Common Stock for a purchase price of $0.01 per share.

If said number of Warrant Shares shall not be all the Warrant Shares issuable upon exercise of the Warrant, the undersigned requests that a new Warrant representing the balance of such Warrant shall be issued in the name of the undersigned Holder and delivered to the address of the Holder set forth in Section 15 of the Warrant.

The Holder hereby instructs the Company to deliver the shares to the following:

[details of account(s), names(s) and address(es) of any person(s) into whose name the shares is to be registered and/or any bank, broker or agent to whom documents evidencing the shares are to be delivered]

Dated:

[_____________________________]

By:
Name:
Title:

[Remainder of page intentionally left blank]

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of the attached warrant (the “Warrant”) dated March 17, 2021, issued by EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), hereby sells, assigns and transfers unto the assignee named below (the “Assignee”) all of the rights of the undersigned under the Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ______________________Attorney to make such transfer on the books of maintained for the purpose, with full power of _______________ substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of applicable securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

DATED:

[____________________________]

By:
Name:
Title: